UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 24, 2007
Life Time Fitness, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6442 City West Parkway
Eden Prairie, Minnesota		55344

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (952) 947-0000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Loan Agreement
Lease Agreement
Guaranty of the Loan Agreement
Lease Guaranty
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On January 24, 2007, LTF CMBS I, LLC, a subsidiary of the Company (the “Borrower”) obtained a commercial mortgage-backed loan (the “Mortgage Financing”) in the original principal amount of $105,000,000 from Goldman Sachs Commercial Mortgage Capital, L.P. (“Lender”) pursuant to a Loan Agreement dated as of January 24, 2007 (the “Loan Agreement”). The Mortgage Financing is secured by six properties owned by the Borrower and operated as Life Time Fitness centers located in Tempe, Arizona, Commerce Township, Michigan, Garland, Texas, Flower Mound, Texas, Willowbrook, Texas and Sugar Land, Texas (the “Properties”). The Mortgage Financing matures on February 6, 2017. The obligations of the Borrower under the Loan Agreement are guaranteed by the Company.
     Interest on the amounts borrowed under the Mortgage Financing is 6.03% per annum, with a constant monthly payment of $631,554.63. Borrower, as landlord, and LTF Club Operations Company, Inc., another subsidiary of the Company as tenant (“Tenant”) entered into a Lease Agreement dated January 24, 2007 with respect to the Properties (the “Lease”). Under the Lease, Tenant pays monthly rent in the amount of $989,084.25 for the initial twelve years of the Lease which will be used to pay the Mortgage Financing monthly payment and to deposit funds into any reserves required by Lender. The initial term of the Lease ends on February 5, 2022, but the Lease term may be extended at the option of Tenant for two additional periods of five years each. Borrower may not transfer any of the Properties except as permitted under the Loan Agreement. The obligations of the Tenant under the Lease are guaranteed by the Company.
     As additional security for the Borrower’s obligations under the Mortgage Financing, the Borrower granted a security interest in all assets owned from time to time by the Borrower including the Properties, the revenues from the Properties and all other tangible and intangible property, and certain bank accounts belonging to the Borrower that Lender has required pursuant to the Mortgage Financing.
     The Loan Agreement, the Lease, the Guaranty of the Loan Agreement and the Lease Guaranty are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference. A copy of the press release announcing the entry into the Mortgage Financing is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
     The following Exhibits are being filed herewith:
10.1.	Loan Agreement dated January 24, 2007 among the Borrower, the Company and Lender

10.2.	Lease Agreement dated January 24, 2007 among Borrower and LTF Club Operations Company, Inc.

10.3.	Guaranty of the Loan Agreement dated January 24, 2007 for the benefit of Lender executed by the Company

10.4.	Lease Guaranty dated January 24, 2007 for the benefit of Borrower executed by the Company

99.1.	Press Release announcing the Mortgage Financing dated January 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.
Date: January 30, 2007	By /s/ Eric J. Buss
Eric J. Buss
Executive Vice President and General Counsel

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
10.1	Loan Agreement dated January 24, 2007 among the Borrower, the Company and Lender	Filed Electronically

10.2	Lease Agreement dated January 24, 2007 among Borrower and LTF Club Operations Company, Inc.	Filed Electronically

10.3	Guaranty of the Loan Agreement dated January 24, 2007 for the benefit of Lender executed by the Company	Filed Electronically

10.4	Lease Guaranty dated January 24, 2007 for the benefit of Borrower executed by the Company	Filed Electronically

99.1	Press Release announcing the Mortgage Financing dated January 26, 2007	Filed Electronically